EXHIBIT 23.1


               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


TO: The Jackson Rivers Company


     As independent registered certified public accountants, we hereby consent to the incorporation by reference in this Registration Statement on Form S-8, of our report, which includes an explanatory paragraph regarding the substantial doubt about the Company's ability to continue as a going concern, dated March 6, 2004 included in The Jackson Rivers Company's Annual Report on Form 10-KSB for the year ended December 31, 2003 and to all references to our Firm included in this Registration Statement.


                              /s/ RUSSELL BEDFORD STEFANOU MIRCHANDANI LLP
                              -------------------------------------------------
                              Russell Bedford Stefanou Mirchandani LLP


McLean, Virginia
September 22, 2004


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MICHAELSON & CO., P.A.
--------------------------------------------------------------------------------
                                    Certified Public Accountants and Consultants




CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANT
--------------------------------------------------

To the Board of Directors of
   The Jackson Rivers Company
Pleasantville, New York

We hereby consent to the incorporation by reference in the Registration Statement of The Jackson Rivers Company on Form S-8 of our report dated February 15, 2003, incorporated in the Annual Report on Form 10-KSB of The Jackson Rivers Company for the year ended December 31, 2002, and to all references to our firm included in this Registration Statement.


/s/ Michaelson & Co., P.A., CPA

Michaelson & Co., P.A., CPA
West Palm Beach, Florida

October 1, 2004




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================================================================================
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                    Institute of Certified Public Accountants


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